SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 13, 2005

Century Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts		04-2498617
(State or other jurisdiction of	0-15752	(IRS Employer
incorporation)	(Commission File No.)	Identification No.)

400 Mystic Avenue
Medford, MA
(Address of principal executive		02155
offices)		(Zip Code)

(781) 391-4000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Ex-99.1 Press Release Dated June 10, 2005

Item 8.01 Other Events

On June 10, 2005, Century Bancorp, Inc., issued a press release containing the Company’s public statement made on June 9, 2005 commenting on a 13D statement filed with the Securities and Exchange Commission on June 8, 2005 . The press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

          99.1 Century Bancorp, Inc. press release dated June 10, 2005.

SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY BANCORP, INC.
/s/ Paul V. Cusick, Jr.
Paul V. Cusick, Jr.
Vice President and Treasurer

Dated: June 13, 2005